Exhibit 99.1

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Science 37 Reports Fourth Quarter and Full Year 2021 Financial Results

Research Triangle Park, N.C., March 22, 2022 — Science 37 Holdings, Inc. (Nasdaq: SNCE), (“Science 37”) the Agile Clinical Trial Operating SystemTM, today reported its financial results for the quarter and full year ended December 31, 2021.

“Our impressive financial performance in the fourth quarter and for the full year 2021 reflects our team’s continued strong execution and commitment to expanding patient access and reach of our agile clinical trial offerings,” said David Coman, Chief Executive Officer of Science 37. “As we look ahead to 2022, we expect a sustained market shift toward more decentralization and strong demand for our differentiated Operating System. We are on a clear pathway to growth and long-term profitability as we redefine the future of clinical research; and we are confident that we are well positioned to deliver on our objectives.”

Quarterly Financial Highlights

•Revenue was $20.4 million for the quarter ended December 31, 2021, an 83% increase compared to the same period in 2020.
•Net bookings were $43.2 million for the quarter ended December 31, 2021, a 102% increase compared to the same period in 2020.
•Adjusted Gross Profit(1) was $4.7 million for the quarter ended December 31, 2021, compared to $(0.5) million for the same period in 2020. Adjusted Gross Margin was 23.2% for the quarter ended December 31, 2021, compared to (4.5%) percent for the same period in the prior year.
•Net loss was $65.1 million for the quarter ended December 31, 2021, resulting in diluted earnings per share of $(0.60), compared to a net loss of $12.3 million in the same period in 2020, or diluted earnings per share of $(0.91).
•Adjusted Net Loss(1) was $24.4 million for the quarter ended December 31, 2021, compared to an Adjusted Net Loss of $12.2 million in the same period in 2020.
•Adjusted EBITDA(1) was $(21.5) million for the quarter ended December 31, 2021, compared to $(10.9) million in the same period in 2020.

Annual Financial Highlights

•Revenue was $59.6 million for the year ended December 31, 2021, a 151% increase compared to the same period in 2020.
•Net bookings were $163.9 million for the year ended December 31, 2021, a 194% increase compared to the same period in 2020.
•Adjusted Gross Profit(1) was $18.0 million for the year ended December 31, 2021, compared to $1.0 million for the same period in 2020. Adjusted Gross Margin was 30.3% for the year ended December 31, 2021, compared to 4.4% for the same period in the prior year.
•Net loss was $94.3 million for the year ended December 31, 2021, resulting in diluted earnings per share of $(2.89), compared to a net loss of $31.7 million in the same period in 2020, or diluted earnings per share of $(2.13).
•Adjusted Net Loss(1) was $52.1 million for the year ended December 31, 2021, compared to an Adjusted Net Loss of $31.6 million in the same period in 2020.
•Adjusted EBITDA(1) was $(44.1) million for the year ended December 31, 2021, compared to $(27.0) million in the same period in 2020.

(1) Adjusted Gross Profit, Adjusted Net Loss and Adjusted EBITDA are non-GAAP financial measures. For a reconciliation to the most directly comparable GAAP measure, refer to tables at the end of this press release.

Full Year 2022 Financial Outlook

Science 37 is providing guidance for the calendar year ending December 31, 2022 for total revenues between $86 and $96 million.

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The foregoing 2022 Financial Outlook statements represent management's current estimates as of the date of this release. Actual results may differ materially depending on a number of factors. Investors are urged to read the Cautionary Note Regarding Forward-Looking Statements included in this release. Management does not assume any obligation to update these estimates.

Webcast and Conference Call Details

Science 37 will host a conference call today, March 22, 2022, at 8:00 a.m. ET to discuss its quarter and year ended December 31, 2021 financial results. The conference call can be accessed live by dialing (844) 467-7754 for domestic callers or (270) 215-9366 for international callers and referring to Conference ID: 7188650. A live webcast of the conference call will be available on the “Investor Relations” section of the Company's website at https://investors.science37.com/. An archived copy of the webcast will be available on the website after the call.

About Science 37

Science 37’s mission is to enable universal access to clinical research—making it easier for patients and providers to participate from anywhere and helping to accelerate the development of treatments that impact patient lives. As a pioneer of agile clinical trials, the Science 37 Clinical Trial Operating System (OS) supports today’s more agile clinical research designs with its full stack, end-to-end technology platform and specialized networks of patient communities, telemedicine investigators, mobile nurses, remote coordinators and connected devices. Configurable to enable any study type, the Science 37 OS enables up to 15x faster enrollment, 28% better retention and 3x more people of color, as compared to the traditional site-centric clinical trial model, with industry-leading workflow orchestration, evidence generation and data harmonization. For more information, visit https://www.science37.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws, including statements regarding the services offered by Science 37 and the markets in which it operates, and Science 37’s anticipated growth, projected future results, and revenue guidance for fiscal year 2022. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the ability to maintain the listing of Science 37’s securities on Nasdaq, (ii) volatility in the price of Science 37’s securities due to a variety of factors, including changes in the competitive and highly regulated industries in which Science 37 operates, variations in performance across competitors, changes in laws and regulations affecting Science 37’s business and changes in its capital structure, (iii) the ability to implement business plans, forecasts, and other expectations, and to identify and realize additional opportunities, (iv) the risk that Science 37 may never achieve or sustain profitability, (v) the risk that Science 37 will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all, and (vi) the potential adverse effects of the ongoing global COVID-19 pandemic. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 22, 2022 and other documents filed by Science 37 from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Science 37 assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Science 37 does not give any assurance that Science 37 will achieve its expectations.

Use of Non-GAAP Financial Measures and Key Performance Measures

In addition to the financial measures prepared in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"), this press release contains certain non-GAAP financial measures, including Adjusted Gross Profit, Adjusted EBITDA and Adjusted Net Income (loss). A “non-GAAP financial measure” is generally defined as a numerical measure

NEWS RELEASE
of a company’s financial performance that excludes or includes amounts from the most directly comparable measure calculated and presented in accordance with GAAP in the statements of operations, balance sheets, or statements of cash flows of the Company. Please refer to the reconciliations of the non-GAAP financial measures to their most directly comparable GAAP measures included in this press release and the accompanying tables contained at the end of this release.

The Company defines Adjusted Gross Profit as Gross Profit excluding share-based compensation expense.

The Company defines Adjusted Net Income (including adjusted diluted earnings per share) as net income (including diluted earnings per share) excluding transactions that the Company believes are not representative of its core operations, namely: restructuring and other costs; transaction and integration-related expenses; share-based compensation expense; other income (expense), net; and gain or loss on extinguishment of debt.

EBITDA represents earnings before interest, taxes, depreciation, and amortization. The Company defines Adjusted EBITDA as EBITDA, further adjusted to exclude expenses and transactions that the Company believes are not representative of its core operations, namely: restructuring and other costs; transaction and integration-related expenses; share-based compensation expense; other income (expense), net; and gain or loss on extinguishment of debt.

Each of the non-GAAP measures noted above are used by management and the Board to evaluate the Company's core operating results because they exclude certain items whose fluctuations from period-to-period do not necessarily correspond to changes in the core operations of the business.

Management believes that Adjusted Gross Profit, Adjusted EBITDA and Adjusted Net Income (Loss) are helpful to investors, analysts, and other interested parties because they can assist in providing a more consistent and comparable overview of our operations across our historical periods. In addition, these measures are frequently used by analysts, investors, and other interested parties to evaluate and assess performance.

Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company's results of operations as determined in accordance with GAAP. Also, other companies might calculate these measures differently.

This press release also contains certain key performance measures which we use to evaluate our business and results, measure performance, identify trends, formulate plans and make strategic decisions. We believe that the presentation of such metrics is useful to the Company’s investors because they are used to measure and model the performance of companies such as ours. Net bookings represent new business awards, net of contract modifications, contract cancellations, and other adjustments. Net bookings represent the minimum contractual value for the initial planned duration of a contract as of the contract execution date. The minimum fixed fees, upfront implementation fees and technology and support fees are included in net bookings. Estimates of variable revenue for utilization in excess of the contracted amounts is not included in the value of net bookings. Net bookings vary from period to period depending on numerous factors, including customer authorization volume, sales performance and the overall health of the life sciences industry, among others.

Contacts:

INVESTOR RELATIONS:
Caroline Paul
Gilmartin Group
investors@science37.com

MEDIA INQUIRIES:
Margie Kooman
Science 37
Phone: (984) 377-3737
Email: pr@science37.com

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SCIENCE 37 HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(In thousands, except share and per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Revenues (including amounts with related parties)	$20,376	$11,163	$59,597	$23,704

Operating expenses:
Cost of revenues (including amounts with related parties)	16,148	11,668	42,394	22,597
Selling, general and administrative	35,646	10,481	73,122	28,351
Depreciation and amortization	2,610	1,284	7,799	4,447
Restructuring Costs	—	72	—	772
Total operating expenses	54,404	23,505	123,315	56,167

Loss from operations	(34,028)	(12,342)	(63,718)	(32,463)

Other income (expense):
Interest income	1	1	3	77
Sublease income (including amounts with related parties)	241	12	685	709
Change in fair value of earn-out liability	(31,300)	—	(31,300)	—
Other income (expense)	(12)	5	—	3
Total other income (expense)	(31,070)	18	(30,612)	789
Loss before income taxes	(65,098)	(12,324)	(94,330)	(31,674)
Income tax expense	1	—	1	—
Net loss and comprehensive loss	$(65,099)	$(12,324)	$(94,331)	$(31,674)

Net loss per share:
Basic and diluted	$(0.60)	$(0.91)	$(2.89)	$(2.13)

Weighted average common shares outstanding:
Weighted average shares used to compute basic and diluted net loss per share	109,100,582	13,473,103	32,679,105	14,869,184

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SCIENCE 37 HOLDINGS, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands, except share data)

	December 31,
	2021	2020
Assets
Current assets:
Cash and cash equivalents	$214,601	$32,479
Restricted cash	—	1,004
Accounts receivable and unbilled services, net (including amounts with related parties)	10,699	11,200
Prepaid expenses and other current assets	7,403	1,365
Total current assets	232,703	46,048
Property and equipment, net	1,393	535
Operating lease right-of-use assets	2,086	2,210
Capitalized software, net	24,290	8,054
Other assets	326	184
Total assets	$260,798	$57,031
Liabilities, redeemable convertible preferred stock and stockholders’ equity (deficit)
Current liabilities:
Accounts payable	$12,819	$4,402
Accrued expenses and other liabilities	17,073	8,763
Deferred revenue	5,130	5,136
Total current liabilities	35,022	18,301
Long-term liabilities:
Long-term deferred revenue	2,478	428
Operating lease liabilities	1,322	1,128
Other long-term liabilities	1,477	223
Long-term earn-out liability	98,900	—
Total liabilities	139,199	20,080

Redeemable convertible preferred stock:
Redeemable convertible preferred stock, $0.0001 par value; 100,000,000 and 75,685,626 shares authorized, 0 and 75,495,266 issued and outstanding at December 31, 2021 and 2020, respectively	—	143,086
Stockholders’ equity (deficit):
Common stock, $0.0001 par value; 400,000,000 and 114,290,527 shares authorized, 114,991,026 and 5,019,582 issued and outstanding at December 31, 2021 and 2020, respectively	11	1
Additional paid-in capital	323,666	1,611
Accumulated deficit	(202,078)	(107,747)
Total stockholders’ equity (deficit)	121,599	(106,135)
Total liabilities, redeemable convertible preferred stock and stockholders’ equity (deficit)	$260,798	$57,031

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SCIENCE 37 HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	Year Ended December 31,
	2021	2020
Operating activities
Net loss	$(94,331)	$(31,674)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	7,799	4,447
Non-cash lease expense related to operating lease right-of-use assets	1,429	1,885
Stock-based compensation	8,407	122
Loss on change in fair value of earn-out liability	31,300	—
Loss on disposal of fixed assets	10	—
Changes in assets and liabilities:
Accounts receivable and unbilled services, net (including amounts with related parties)	501	(7,860)
Prepaid expenses and other current assets	(6,026)	(226)
Other assets	(142)	363
Accounts payable	5,243	3,832
Accrued expenses and other current liabilities	7,158	6,782
Deferred revenue	2,044	632
Operating lease liabilities	(1,112)	(3,607)
Other, net	1,242	(172)
Net cash used in operating activities	(36,478)	(25,476)
Investing activities
Capitalization of software development costs	(19,345)	(5,814)
Purchases of fixed assets	(1,231)	(352)
Net cash used in investing activities	(20,576)	(6,166)
Financing activities
Proceeds from Series D-1 financing, net of issuance costs	—	39,860
Repurchase of common stock	—	(3,675)
Proceeds from warrant exercises	10	—
PIPE shares issuance, net of transaction costs	184,530	—
Merger shares issuance, net of transaction costs	52,200	—
Cash received from stock option exercises	1,432	132
Net cash provided by financing activities	238,172	36,317
Net increase in cash, cash equivalents, and restricted cash	181,118	4,675
Cash, cash equivalents, and restricted cash, beginning of period	33,483	28,808
Cash, cash equivalents, and restricted cash, end of period	$214,601	$33,483
Supplemental disclosures of non-cash activities:
Net change in accounts payable and accrued expenses and other current liabilities related to capitalized software and fixed asset additions	$(4,325)	$(375)
ROU asset obtained in exchange for operating lease liabilities	$(1,305)	$(4,096)
Conversion of preferred stock into common stock	$(143,086)	$—
Earn-out shares	$67,600	$—

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SCIENCE 37 HOLDINGS, INC.
NON-GAAP FINANCIAL MEASURES
(Unaudited)

The following table reconciles Gross Profit (loss) to Adjusted Gross Profit (loss):

	Three Months Ended December 31,		Year Ended December 31,
(In thousands)	2021	2020	2021	2020
Gross profit	$4,228	$(505)	$17,203	$1,107
Stock-based compensation expense (direct)	499	5	846	(65)
Adjusted gross profit	$4,727	$(500)	$18,049	$1,042

The following table reconciles Net Loss to Adjusted EBITDA:

	Three Months Ended December 31,		Year Ended December 31,
(In thousands)	2021	2020	2021	2020
Net loss and comprehensive loss	$(65,099)	$(12,324)	$(94,331)	$(31,674)
Interest income	(1)	(1)	(3)	(77)
Depreciation and amortization	2,610	1,284	7,799	4,447
Other income(1)	31,071	(18)	30,615	(712)
Stock-based compensation expense	6,494	120	8,407	122
Restructuring costs	—	72	—	772
Transaction related expenses	3,185	—	3,185	—
Franchise taxes	241	—	241	78
Provision for income taxes	1	—	1	—
Adjusted EBITDA	$(21,498)	$(10,867)	$(44,086)	$(27,044)

(1)For the three months and year ended December 31, 2021 and 2020, other income includes $31,300 and $0, respectively, of loss associated with the change in the fair value of the earn-out liability.

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The following table reconciles Net Loss to Adjusted Net Loss:

	Three Months Ended December 31,		Year Ended December 31,
(In thousands)	2021	2020	2021	2020
Net loss and comprehensive loss	$(65,099)	$(12,324)	$(94,331)	$(31,674)
Interest income	(1)	(1)	(3)	(77)
Other income(1)	31,071	(18)	30,615	(712)
Stock-based compensation expense	6,494	120	8,407	122
Restructuring costs	—	72	—	772
Transaction related expenses	3,185	—	3,185	—
Adjusted net loss and comprehensive loss	$(24,350)	$(12,151)	$(52,127)	$(31,569)

(1)For the three months and year ended December 31, 2021 and 2020, other income includes $31,300 and $0, respectively, of loss associated with the change in the fair value of the earn-out liability.